UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 19, 2018

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 22, 2017, President Trump signed H.R.1 (the “Tax Cuts and Jobs Act”) which enacted various changes to the U.S. corporate tax law. Some of the most significant provisions impacting corporations include a reduced corporate income tax rate from 35% to 21% effective in 2018, and a one-time "deemed repatriation" tax on earnings in non-U.S. jurisdictions. Prior to the enactment of the Tax Cuts and Jobs Act, the Company’s normalized effective tax rate in 2017 would have been approximately 15%.

Whirlpool Corporation (the “Company”) estimates that for the fourth quarter of 2017 it will record a U.S. GAAP one-time, non-cash charge of approximately $425 million to tax expense, as a result of the impact of the reduced tax rate on the valuations of the Company’s deferred tax assets, the one-time deemed repatriation tax and other related items.

The charge recorded in the fourth quarter of 2017 represents the Company’s best estimate of the impact of the Tax Cuts and Jobs Act. The Company will continue to evaluate the interpretations and assumptions made, guidance that may be issued and actions the Company may take as a result of the Tax Cuts and Jobs Act, which could materially change this estimate in 2018 as new information becomes available.

The information included in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the current report relating to the impact of the Tax Cuts and Jobs Act on the Company and the Company’s expectations with respect to future tax rates constitute “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current expectations regarding future events and speak only as of the date of this current report. Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance and will not necessarily be accurate indications of whether or not, or the times at or by which, events will occur. Actual performance may differ materially from that expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the risk that the Company’s estimates regarding the impact of the Tax Cuts and Jobs Act and the Company’s expectations regarding future tax rates may prove incorrect. In addition to these risks, reference should also be made to the factors discussed under “Risk Factors” in Whirlpool Corporation’s periodic filings with the Securities and Exchange Commission. Although the forward-looking statements contained in this current report are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this current report and, except as expressly required by applicable law, Whirlpool Corporation assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2018		WHIRLPOOL CORPORATION

	By:	/s/ JAMES W. PETERS
	Name:	James W. Peters
	Title:	Executive Vice President and Chief Financial Officer